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                                                                  EXHIBIT 23.9




                       CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Americom Paging Corporation:

We consent to the incorporation by reference in the Registration Statement on Form S-8 of ProNet Inc. of our report dated April 17, 1995, relating to the financial statements of Americom Paging Corporation, which report appears in the Form 8-K of ProNet Inc.


                                       /s/ KPMG Peat Marwick LLP
                                       ------------------------------
                                           KPMG Peat Marwick LLP

December 18, 1995
Houston, Texas